Fees Summary	Oct. 01, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	11,856.30
Total Transaction Valuation	85,852,974.00
Total Offset Amount	0.00
Net Fee	$ 11,856.30